EXHIBIT 10.26(j)

Supplemental Agreement No. 10

to

Purchase Agreement No. 2061

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of Nov. 4, 2003, by and between THE BOEING COMPANY (Boeing) and Continental Airlines, inc. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2061 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 777-200ER Aircraft, (the Aircraft); and

WHEREAS, Boeing and Customer have mutually agreed to substitute into seven (7) 737-900 option aircraft and out of two (2) 777-200ER Option Aircraft; and

WHEREAS, Boeing and Customer have mutually agreed to concurrently amend the Purchase Agreement, Purchase Agreement Number 1951, Purchase Agreement Number 2211 and Purchase Agreement Number 2333 to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents, Table and Exhibit:

Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 10.

2. Letter Agreements:

2.1 Remove and replace, in its entirety, Letter Agreement 2061-1R6 "Option Aircraft", with the revised Letter Agreement 2061-1R7 attached hereto, to reflect [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.2 Letter Agreement 6-1162-CHL-195, "Restructure Agreement for Model 737NG and 757-300 Aircraft" which describes the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/Michael S. Anderson By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President -

Finance and Treasurer

ARTICLES Revised By:

1. Quantity, Model and Description SA No. 7

2. Delivery Schedule SA No. 7

3. Price SA No. 7

4. Payment SA No. 7

5. Miscellaneous SA No. 7

TABLE

1. Aircraft Information Table 1 SA No. 5

2. Aircraft Information Table 2 SA No. 9

EXHIBIT

A. Aircraft Configuration

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

BFE1. BFE Variables

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

EE2. Engine Escalation/Engine Warranty and Patent Indemnity SA No. 9

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENTS Revised By:

2061-1R7 Option Aircraft SA No. 10

2061-2 Demonstration Flights

2061-3 Installation of Cabin Systems Equipment

2061-4 Spares Initial Provisioning

2061-5 Flight Crew Training Spares

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CONFIDENTIAL LETTER AGREEMENTS Revised By:

6-1161-GOC-087 Aircraft Performance Guarantees

6-1162-GOC-088 Promotion Support

6-1162-GOC-089R1 Special Matters SA No. 3

6-1162-GOC-172 Additional Matters SA No. 1

6-1162-CHL-048 Rescheduled Aircraft Agreement SA No. 9

6-1162-CHL-195 Restructure Agreement for Model SA No. 10

737NG and 757-300 Aircraft

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 December 18, 1997

Supplemental Agreement No. 2 July 30, 1998

Supplemental Agreement No. 3 September 25, 1998

Supplemental Agreement No. 4 February 3, 1999

Supplemental Agreement No. 5 March 26, 1999

Supplemental Agreement No. 6 May 14, 1999

Supplemental Agreement No. 7 October 31, 2000

Supplemental Agreement No. 8 June 29, 2001

Supplemental Agreement No. 9 June 25, 2002

Supplemental Agreement No. 10 Nov. 4, 2003

Nov. 4, 2003

2061-1R7

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Option Aircraft

Reference: Purchase Agreement No. 2061 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 777-200ER aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 2061-1R6 dated June 25, 2002.

Boeing agrees to manufacture and sell to Customer additional Model 777-200ER aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1. Aircraft Description and Changes

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification will be revised to include:

(i) Changes applicable to the basic Model 777 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii) Changes required to obtain required regulatory certificates; and
    Changes mutually agreed upon.

2. Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Optional Features. The Optional Features Prices for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. The Airframe Price and the Optional Features Prices for Option Aircraft delivering before June, 2007, will be escalated on the same basis as the Aircraft.

The engine manufacturer's current escalation provisions, are not listed in this Purchase Agreement. The engine escalation provisions will be revised to reflect the engine manufacturer's current escalation provisions at signing of the definitive agreement for the Option Aircraft.

2.2.3 Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft delivering before June, 2007, will be adjusted to Boeing's and the engine manufacturer's then current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.4 Prices for Long Lead Time Aircraft. Boeing and the engine manufacturer have not established prices and escalation provisions for Model 777-200ER aircraft and engines for delivery from June, 2007 and thereafter. When prices and the pricing bases are established for the Model 777-200ER aircraft delivering from June, 2007 and thereafter, the information listed in the Attachment will be appropriately amended.

3. Payment.

3.1 Customer has paid a deposit to Boeing in the amount shown in the Attachment opposite the caption "Non-Refundable Deposit per Aircraft" for each Option Aircraft (the Option Deposit), prior to the date of this Letter Agreement. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Option Deposit for that Option Aircraft.

3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment in the columns under the caption "Advance Payment Per Aircraft" will be payable for the Option Aircraft.

The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

Customer may exercise an option by giving written notice to Boeing on or before the date 18 months prior to the first business day of the applicable delivery month listed in the Attachment (Option Exercise Date).

  Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft if Customer execises its option to acquire such Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. If the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By  /s/Michael S. Anderson

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Nov. 4, 2003

Continental Airlines, Inc.

By   /s/ Gerald Laderman

Its        Senior Vice President - Finance and Treasurer

Attachment

Attachment to Letter Agreement 2061-1R7

Option Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-CHL-195

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Restructure Agreement for Model 737NG and 757-300 Aircraft

Reference: Purchase Agreement Nos. 1951, 2061, 2211 and 2333 (the Purchase Agreement or the Purchase Agreements) between The Boeing Company (Boeing) and Continental Airlines, Inc. relating to Model 737-700, 737-800, 737-900 and 757-300 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreements. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreements.

1. Rescheduled Delivery and Substitution of Aircraft.

Customer has requested and Boeing has agreed to a further reschedule of the delivery dates for certain Aircraft and substitution of certain Aircraft (collectively referred to as the Restructured Aircraft hereinafter) as set forth in Attachment A and the Supplemental Agreements to the respective Purchase Agreements. Customer shall take delivery of each Restructured Aircraft in accordance with the terms of the respective Purchase Agreement and the revised delivery dates specified in Table 1 to the respective Purchase Agreement.

2. Rescheduled Model 737 Aircraft Charges.

Customer shall pay Boeing Thirteen Million Five Hundred Thousand Dollars ($13,500,000) in consideration of the costs for rescheduling the Model 737 Aircraft. Customer shall pay this amount in accordance with the following schedule:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Advance Payment Matters.

4.1 Advance Payments Adjustments for Restructured Aircraft. Advance Payment Base Prices and advance payment schedules for the Restructured Aircraft will be adjusted to reflect the revised delivery schedule and use the latest escalation factors available to Boeing. Boeing will retain all advance payments received to date for these Restructured Aircraft and shall apply these retained advance payments to Customer's advance payment requirements as mutually agreed to by Customer and Boeing.

4.2 Option Deposit Allocation for Cancelled 757-300 Option Aircraft. Boeing will retain all Option Deposits received to date for the eleven (11) cancelled 757-300 Option Aircraft and shall apply these retained Option Deposits to Customer's advance payment requirements as mutually agreed to by Customer and Boeing.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. Right of First Refusal for Additional Aircraft Requirements.

In recognition of the significant financial impact to Boeing resulting from rescheduling and substitution of these Restructured Aircraft, Customer hereby agrees to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The foregoing right of first refusal shall not be construed to apply to the following aircraft or transactions:

    aircraft acquired by Customer through a merger with or acquisition of a certified air carrier (or all or substantially all of such air carrier's assets so long as a material portion of the assets being acquired consist of assets other than aircraft) operating such aircraft at the time of merger or acquisition, or having firm purchase agreements for the acquisition thereof; or
    the renegotiation by Customer of aircraft leases with unexpired lease terms whereby Customer chooses to replace older leased aircraft with newer leased aircraft provided by one or more third parties or to reduce the number of leased aircraft in Customer's fleet, so long as after giving effect to such transactions, there is no material net increase in the lease term or the number of leased aircraft in Customer's fleet or a resulting adverse impact on Customer's acquisition of the Restructured Aircraft; or
    aircraft currently leased by the Customer or any of its subsidiaries (including any extensions of the lease term or purchase of such aircraft).

8. BFE/SPE and Vendor Charges.

Customer shall be solely responsible for payment of any BFE/SPE or vendor price changes resulting from the substitution and rescheduling of these Restructured Aircraft.

9. Option Aircraft.

9.1 Customer's Model 737 Option Aircraft delivery positions are hereby revised in accordance with the schedule in Attachment B to this Letter Agreement to accommodate Customer's request and changes to Boeing's production schedules necessitated by the rescheduling of the Restructured Aircraft.

9.2 Boeing and Customer hereby agree to substitute twelve (12) Model 737-900 Option Aircraft for two (2) Model 777-200ER Option Aircraft and two (2) Model 767-200ER Option Aircraft as specified in Attachment B. Option Deposits on the Model 777-200ER and Model 767-200ER Option Aircraft totaling One Million Two Hundred Thousand Dollars ($1,200,000) will be applied to the Model 737-900 Option Aircraft at One Hundred Thousand Dollars ($100,000) per Aircraft.

10. Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement and the attachments hereto as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations; provided that the Customer may disclose this Letter Agreement to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the purpose of obtaining its consent (if any such consent is required) under the Credit Agreement dated as of January 12, 2001.

Very truly yours,

THE BOEING COMPANY

By   /s/ Charles H. Leach

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 4, 2003

Continental airlines, inc.

By    /s/ Gerald Laderman

Its Senior Vice President - Finance and Treasurer

RESCHEDULED AIRCRAFT

Model 737-724 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	31664	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	31637
3	32827
4	31638
5	32826
6	31639
7	31665
8	33456
9	31666
10	33457
11	32828
12	33459
13	33458
14	33460
15	32829

Model 737-824 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	33453	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	34000
3	34001
4	34002
5	34003
6	34004
7	34005
8	31602
9	33461
10	32834
11	31603
12	31604
13	32832
14	31605
15	31633
16	32833
17	32835
18	32836
19	33527
20	33528
21	33529
22	33530
23	33531
24	33532
25	33533
26	33534
27	33535
28	33536
29	33537

Model 737-924 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	30130	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	30131
3	30132

Model 757-324 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	32815	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	32816
3	32817
4	32818
5	32819
6	32820
7	32821
8	32822
9	32823
10	32824

Notes:

Pursuant to Customer's request, six (6) 737-824 Aircraft were added as substitutions for six (6) 757-324 Aircraft.

OPTION AIRCRAFT

Model 737-724 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24

Model 737-824 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1
2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35

Model 737-924 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24

Model 757-324 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2
3
4
5
6
7
8
9
10
11

Model 767-224 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2

Model 777-224 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2

Notes:

Pursuant to Customer's request, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].